Exhibit 10.2

SEVENTH AMENDED AND RESTATED NOTE

$175,000,000	March 27, 2014

FOR VALUE RECEIVED, the undersigned, URBAN OUTFITTERS, INC., a corporation organized under the laws of Pennsylvania (“Urban”), and each Subsidiary of Urban listed on Schedule 1 to the Credit Agreement referred to below (Urban and each such Subsidiary, each a “Borrower” and collectively, the “Borrowers”), jointly and severally, promise to pay to Wells Fargo Bank, National Association (the “Lender”) and its assigns, at the office of the Administrative Agent at the times provided in the Credit Agreement referred to below, the principal sum of One Hundred Seventy Five Million Dollars ($175,000,000) or, if less, the principal amount of all Loans made by the Lender from time to time pursuant to that certain Second Amended and Restated Credit Agreement dated March 27, 2014 (as may be amended, restated or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, the Lender, the other lenders referred to therein, and Wells Fargo Bank, National Association, as Administrative Agent, together with interest thereon at the times and in the manner provided in the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

The unpaid principal amount of this Seventh Amended and Restated Note (“Seventh Amended and Restated Note”) from time to time outstanding is subject to repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 4.1 of the Credit Agreement. All payments of principal and interest on this Seventh Amended and Restated Note shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.

This Seventh Amended and Restated Note is entitled to the benefits of, and evidences Obligations incurred wider, the Credit Agreement, to which reference is made for a description of the collateral for this Seventh Amended and Restated Note, if any, and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Seventh Amended and Restated Note and on which such Obligations may be declared to be immediately due and payable.

This Seventh Amended and Restated Note evidences and constitutes the restatement, renewal and modification of that certain Sixth Amended and Restated Note dated June 14, 2012 (the “Existing Note”), which, in turn, amended and restated that certain Fifth Amended and Restated Note, dated May 27, 2010 (the “2010 Note”), which, in turn, amended and restated that certain Fourth Amended and Restated Note, dated September 21, 2009 (the “2009 Note”), which, in turn, amended and restated that certain Third Amended and Restated Note, dated December 10, 2007 (the “2007 Note”), which, in turn, amended and restated that certain Second Amended and Restated Note, dated May 31, 2007 (the “May 2007 Note”), which, in turn, amended and restated that certain Amended and Restated Note, dated May 16, 2005 (the “2005 Note”), which, in turn, amended and restated that certain Note, dated September 23, 2004, from the Borrowers to Wachovia Bank, NA, in the original principal amount of $42,500,000 (the “Amended and Restated Note”), which, in turn, amended and restated that certain Note, dated September 23, 2004, from the Borrowers to the Wachovia Bank NA, in the original principal amount of $35,000,000, issued pursuant to that certain Existing Credit Agreement (the “Prior Note”). Such Prior Note constituted the restatement, renewal and modification of that certain Promissory Note dated September 12, 2001 from the Borrowers to Wachovia Bank, NA, in the original principal amount of $25,000,000 issued pursuant to the Existing Credit Agreement and the amendments thereto (as amended and/or restated from time to time prior to the date hereof, the “Original Note” and together with the Existing Note, the 2010 Note, the 2009 Note, the 2007 Note, the May 2007 Note, the 2005 Note, the Amended and Restated Note and the Prior Note, the “Existing Notes”). The execution and delivery of this Seventh Amended and Restated Note shall not in any circumstances be deemed to have terminated, extinguished, released or discharged the Borrowers’ indebtedness under the Existing Notes, which indebtedness shall continue under and be governed by this Seventh Amended and Restated Note and the Second Amended and Restated Credit Agreement. This Seventh Amended and Restated Note shall, for all purposes, be deemed the “Note” in connection with any of the documents executed and delivered in connection with or pursuant to the Existing Note.

THIS AMENDED AND RESTATED NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

The Borrowers hereby waive all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Second Amended and Restated Credit Agreement) notice of any kind with respect to this Seventh Amended and Restated Note.

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IN WITNESS WHEREOF, the undersigned have executed this Seventh Amended and Restated Note under seal as of the day and year first written above.

[CORPORATE SEAL]	URBAN OUTFITTERS, INC.,
as a Borrower

	By:	/s/ Frank Conforti
		Name: Title:	Frank Conforti Chief Financial Officer

[CORPORATE SEAL]	UO FENWICK, INC.,
as a Borrower

	By:	/s/ Frank Conforti
		Name: Title:	Frank Conforti Chief Financial Officer

[CORPORATE SEAL]	URBAN OUTFITTERS WHOLESALE, INC.
as a Borrower

	By:	/s/ Frank Conforti
		Name: Title:	Frank Conforti Chief Financial Officer

[CORPORATE SEAL]	HK SOURCING LIMITED
as a Borrower

	By:	/s/ Francis John Conforti
		Name: Title:	Francis John Conforti Director

[CORPORATE SEAL]	URBN UK LIMITED
as a Borrower

	By:	/s/ Francis J. Conforti
		Name: Title:	Francis J. Conforti Director

[Seventh Amended and Restated Note]